POWER OF ATTORNEY
         Each of the undersigned Directors and/or Officers of The Timken Company, an Ohio corporation (the "Company"), hereby constitutes and appoints W. R. Timken, Jr., Gene E. Little and Larry R. Brown, and each of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a Director and/or Officer of the Company, qn Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K for the fiscal year ended December 31, 1997 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all other acts and deeds whatsoever that may be necessary or required in connection with the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue thereof.
          EXECUTED this 6th day of February, 1998.

     /s/ R. Anderson                      /s/ Ward J. Timken
     _____________________________        ______________________________
     Robert Anderson, Director            Ward J. Timken, Director
                                          and Vice President

     /s/ Stanley C. Gault                 /s/ W. R. Timken, Jr.
     _____________________________        ______________________________
     Stanley C. Gault, Director           W. R. Timken, Jr.,
                                          Director and Chairman,
                                          President and Chief Executive
                                          Officer

     /s/ J. Clayburn LaForce, Jr.         /s/ Joseph F. Toot, Jr.
     _____________________________        ______________________________
     J. Clayburn La Force, Jr.,           Joseph F. Toot, Jr., Director
     Director

     /s/ Gene E. Little                   /s/ M. D. Walker
     _____________________________        ______________________________
     Gene E. Little, Senior Vice          Martin D. Walker, Director
     President - Finance (Principal
     Financial Accounting Officer)

     /s/ Robert W. Mahoney                /s/ Charles H. West
     _____________________________        ______________________________
     Robert W. Mahoney, Director          Charles H. West, Director

     /s/ Jay A. Precourt                  /s/ A. W. Whitehouse
     _____________________________        ______________________________
     Jay A. Precourt, Director            Alton W. Whitehouse, Director

     /s/ John M. Timken, Jr.
     _____________________________
     John M. Timken, Jr., Director